SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2000
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                              TECH-SYM CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


1-4371                                                                74-1509818
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)



10500 Westoffice Drive, Suite 200, Houston, Texas                          77042
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (713) 785-7790
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

            On June 27, 2000, Tech-Sym Corporation, a Nevada corporation ("Tech-Sym" or the "Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Integrated Defense Technologies, Inc., a Delaware corporation ("Purchaser") and T-S Acquisition Corp., a Nevada corporation and wholly owned subsidiary of Purchaser ("Sub"), pursuant to and upon the terms of which and subject to the conditions set forth therein (i) Sub shall merge with and into the Company, with the Company remaining as the surviving corporation and an indirect wholly owned subsidiary of the Purchaser (the "Merger") and (ii) simultaneous with the Merger, each issued and outstanding share of common stock of the Company, par value $0.01 per share (the "Common Stock"), not owned directly by the Company or Purchaser, shall be converted into the right to receive cash consideration (the "Merger Consideration") in the amount of $30.00 per share.

            In addition, the Merger Agreement provides that each option to purchase Common Stock under any Company stock option plan shall be converted into the right to receive an amount in cash equal to the amount determined by multiplying (i) the number of shares of Common Stock subject to such option by
(ii) the positive difference, if any, obtained by subtracting the exercise price per share for such option from the Merger Consideration.

            The consummation of the Merger is subject to certain customary conditions, including the approval of the Merger by the stockholders of Tech-Sym and receipt by the Company of regulatory approvals, including but not limited to, those approvals required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            As a result of the Merger, it is anticipated that the Common Stock of the Company will be delisted from the New York Stock Exchange.

            A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

            A copy of the Press Release announcing the signing of the Merger Agreement, issued by the Company on June 27, 2000, is attached hereto as
 Exhibit 99.1 and is incorporated herein by reference.

            The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Press Release, which are attached hereto and incorporated herein by reference.

 ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   EXHIBITS.

                  2.1 Agreement and Plan of Merger by and among Tech-Sym Corporation, Integrated Defense Technologies, Inc. and T-S Acquisition Corp. dated June 27, 2000. In accordance with the instructions of Item 601(b)(2) of regulation S-K, the Schedules and Exhibits to the Merger Agreement are not being filed as a part of this
                         Exhibit 2.1. The Company agrees to furnish supplementally a copy of such Schedules and Exhibits to the Securities and Exchange Commission upon request.

                  99.1 Press release dated June 27, 2000, issued by Tech-Sym Corporation.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TECH-SYM CORPORATION

                                         By: /s/ J. RANKIN TIPPINS
                                         Name:   J. Rankin Tippins
Dated:  June 29, 2000                    Title:  Vice President and
                                                 General Counsel

                                  EXHIBIT INDEX

   EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT

        2.1 Agreement and Plan of Merger by and among Tech-Sym Corporation, Integrated Defense Technologies, Inc. and T-S Acquisition Corp., dated June 27, 2000. In accordance with the instructions of Item 601(b)(2) of regulation S-K, the Schedules and Exhibits to the Merger Agreement are not being filed as a part of this Exhibit 2.1. The Company agrees to furnish supplementally a copy of such Schedules and Exhibits to the Securities and Exchange Commission upon request.

        99.1         Press release dated June 27, 2000, issued by Tech-Sym
                     Corporation.